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                                                            EXHIBIT 4.3


COMMON STOCK                                                PAR VALUE
                                                            $0.01

                          [VIGNETTE WITH HUMAN FIGURE]

NUMBER                                                      SHARES

                  [LOGO THE CENTRIS GROUP, INC.]            SEE REVERSE FOR
                                                            RIGHTS LEGEND

                  INCORPORATED UNDER THE LAWS OF  THE       CUSIP 133904 10 5
                  STATE OF DELAWARE                         SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

This Certifies that

                               [STOCKHOLDER NAME]
                                    SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

The Centris Group, Inc. (hereinafter called the "Corporation"), transferrable only on the books of the Corporation upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Wittness the facsimile and seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ JOSE A. VELASCO  [SEAL OF THE CENTRIS GROUP, INC.]   /s/ DAVID L. CARGILE
Secretary                                                Chairman of the Board

TRANSFERABLE IN THE CITY OF NEW YORK, NEW YORK

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

                      TRANSFER AGENT AND REGISTRAR

BY:

                              AUTHORIZED SIGNATURE






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                             THE CENTRIS GROUP, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER
WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE EXECUTIVE OFFICE OF THE CORPORATION.

     This certificate also represents Rights that entitle the holder hereof to certain rights as set forth in a Rights Agreement dated as of May 24, 1990 by and between the Corporation and American Stock Transfer & Trust Company, as Rights Agent, as the same may be amended from time to time, (the "Rights Agreement"), the terms and conditions of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances specified in the Rights Agreement, such Rights will be represented by separate certificates and will no longer be represented by this certificate. Under certain circumstances specified in the Rights Agreement, Rights beneficially owned by certain persons may become null and void. The Corporation will mail to the record holder of this certificate a copy of the Rights Agreement without charge promptly following receipt of a written request therefor.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws and regulations:

TEN COM - as tenants in common      UNIF TRAN MIN ACT - _______Custodian________
                                                        (Cust)          (Minor)

TEN ENT - as tenants by their entireties   under Uniform Transfers to Minors Act

JT TEN  - as joint tenants with right                   _______________________
          of survivorship and not as                             (State)
          tenants in common

                                    UNIF GIFT MIN ACT - _______Custodian________
                                                         (Cust)         (Minor)

                                               under Uniform Gifts to Minors Act

                                                        ________________________
                                                                 (State)

      Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF  ASSIGNEE )

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_____________________________________

                                           _____________________________________
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           certificate in every particular,
                                           without alteration or enlargement or
                                           any change whatever.


SIGNATURE(S) GUARANTEED:


By________________________________________
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY
  AN ELIGIBLE GUARANTOR INSTITUTION (Banks,
  Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.











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